UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 3, 2007

UNIVERSAL FOOD & BEVERAGE COMPANY

(Exact name of registrant as specified in its charter)

Nevada	000-27853	86-0913555
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3830 COMMERCE DRIVE, ST. CHARLES, ILLINOIS 60174

(Address of principal executive offices)

Registrant’s telephone number, including area code: (630) 584-8670

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by the Company from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company’s management as well as estimates and assumptions made by the Company’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Company or the Company’s management identify forward looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company’s industry, the Company’s operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Company believes that the expectations reflected in the forward looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP

On August 31, 2007, Universal Food & Beverage Company (“the Company”), and its three wholly owned subsidiaries, Universal Food & Beverage Company, a Delaware corporation, Universal Food & Beverage Company of Virginia, a Virginia corporation, and Universal Food & Beverage Company of Georgia, a Georgia corporation, filed voluntary petitions for relief under Chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”). The Company and its subsidiaries together referred to as the “Debtors”. The Chapter 11 cases were consolidated for the purpose of joint administration and were assigned the lead case number 07-15955 in the United States Bankruptcy Court for the Northern District of Illinois (the “Bankruptcy Court”).

On October 3, 2007, the Bankruptcy Court entered an order (the “Procedures Order”) setting the date of October 25, 2007, to consider a motion and terms and conditions of an asset purchase agreement (the “Sale Agreement”), by and between the Company and Greystone Private Equity, LLC, a Delaware limited liability company, Rabin Worldwide, Inc., a California corporation and Loeb Equipment & Appraisal Company, an Illinois corporation (collectively, the “Buyer”) for the sale of the real and personal property of the Company’s subsidiary located at 11 Artley Road, Savannah, Georgia. Said assets include a 125,000 sq. foot manufacturing facility on approximately 14.5 acres, and all non-leased machinery, equipment, rolling stock, furniture, fixtures, computers, dies, moulds, jigs and other personal property located on the real property (the “Georgia Assets”).

Under the terms of the proposed Sale Agreement, the Georgia Assets will be sold free and clear of all liens, claims, interests and encumbrances for a purchase price $6.5 million and subject to higher or better offers resulting from auction as described below. The description of the Sale Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the specific terms of the proposed Sale Agreement which will be filed subject to approval by the Bankruptcy Court and upon closing of the Sale Agreement.

Under the Procedures Order, the Bankruptcy Court also authorized the scheduling of an auction for the sale of the Georgia Assets; approved bidding procedures for interested parties to submit competing bids for the Georgia Assets; approved the notice of the Auction and Sale Hearing for the Georgia Assets, which notice shall be published seven days from the date of the Procedures Order in the Chicago Tribune, USA Today and the Savannah Morning News; and approved a break up fee of $196,695 to be paid by the Company if it accepts a bid from other than the Buyer. The bidding procedures, auction and sale hearing, with respect to the sale of the Georgia Assets, shall be as follows:

Interested parties must make competing offers to purchase the Georgia Assets in accordance with terms and conditions approved by the Bankruptcy Court in the Procedures Order. The bidding procedures provide that bidders must bid at least $6,806,500 (the “Minimum Bid”) in form substantially similar to the Sale Agreement to be deemed a Qualified Bid, including payment of a cash deposit of $1,500,000. Pursuant to the Procedures Order, if a Qualified Bid is received by the Debtors by 5:00 p.m. (CST) on October 22, 2007 (the “Bid Deadline”), then the Debtors will conduct an auction for the Georgia Assets (the “Auction”) on October 25, 2007 at 9:00 a.m. (CST) at the offices of Arnstein & Lehr LLP, 120 South Riverside Plaza, Suite 1200, Chicago, IL (“Arnstein”). Bids must be forwarded to Howard Korenthal, MorrisAnderson & Associates Ltd., 55 W. Monroe, Suite 2500, Chicago, IL 60603 (Facsimile: (312) 727-0180) with copies to (a) Miriam R Stein, Arnstein & Lehr LLP, 120 South Riverside Plaza, Suite 1200, Chicago, Illinois 60602 (facsimile: 312-876-0288); (b) Schwartz Cooper Chartered, 180 N. LaSalle Street, Suite 2700, Chicago, IL 60601, Attn: Richard M. Bendix (facsimile: 312-264-2418); (c) Harvey Weitz, Weiner, Shearouse, Weitz, Greenberg & Shawe, LLP, 14 East State Street, Savannah, Georgia 31401 (Facsimile: 912/235-5464); and (d) Schiff Hardin LLP, 6600 Sears Tower, Chicago, IL 60601, Attn: Jonathan Friedland (facsimile: 312-258-5500) on or before the Bid Deadline.

Participation at the Auction is subject to the bidding procedures set forth in the Procedures Order. The Procedures Order, related Sale Motion, and Sale Agreement are available upon request from Arnstein, Attn: Konstantinos Armiros or Miriam Stein [Tel: 312-876-7100]. All inquiries should be directed to either Mr. Armiros or Ms. Stein.

A hearing to approve the sale to the highest and best bid will be held on October 25, 2007 at 2:00 p.m. (CST) before the Honorable Jacqueline P. Cox at the United States Bankruptcy Court for the Northern District of Illinois, 219 S. Dearborn Street, Chicago, IL, Courtroom 619.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the related filings on file with the Clerk of Court’s Office, Eastern Division, 219 S. Dearborn, Chicago, IL 60604.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 10, 2007	UNIVERSAL FOOD & BEVERAGE COMPANY

/s/ August J. Liguori
Chief Executive Officer, Chief Financial Officer
and Secretary